Note 17 - Other Charges	12 Months Ended
Jan. 31, 2015
Other Charges [Abstract]
Other Charges [Text Block]
Note 17 - Other Charges

Other charges are comprised of executive departure charges, restructuring initiatives which have been undertaken from time to time under various restructuring plans, and acquisition-related costs. Acquisition-related costs primarily include advisory services, brokerage services and administrative costs, and relate to completed and prospective acquisitions.

Other charges included in our consolidated statements of operations are as follows:

	January 31, 2015	January 31, 2014	January 31, 2013
Executive departure charges	396	3,313	-
Acquisition-related costs	1,666	1,308	1,405
Fiscal 2015 restructuring plan	715	-	-
Fiscal 2014 restructuring plan	100	1,904	-
Prior years’ restructuring plans	(1)	(13)	959
	2,876	6,512	2,364

Executive Departure Charges

In the fourth quarter of 2014, the Company incurred charges related to the departure of the former Chairman and CEO. In the second quarter of 2015, the Company incurred charges related to the departure of the former CFO. To date $3.7 million has been recorded within other charges in conjunction with executive departure charges. At January 31, 2015, $0.9 million remains payable relating to this charge ($2.0 million at January 31, 2014).

Fiscal 2015 Restructuring Plan

In the fourth quarter of 2015, management approved and began to implement the fiscal 2015 restructuring plan to reduce operating expenses and increase operating margins. To date, $0.7 million has been recorded within other charges in conjunction with this restructuring plan. These charges are comprised of workforce reduction charges, office closure costs and other costs. This plan has expected remaining office and other costs of $0.3 million to be expensed in 2016.

The following table shows the changes in the restructuring provision for the fiscal 2015 restructuring plan.

	Workforce Reduction	Office Closure Costs	Other Costs	Total
Balance at January 31, 2014	-	-	-	-
Accruals and adjustments	464	224	27	715
Cash draw downs	(238)	(4)	(27)	(269)
Foreign exchange	-	-	-	-
Balance at January 31, 2015	226	220	-	446

Fiscal 2014 Restructuring Plan

In the second quarter of 2014, management approved and began to implement the fiscal 2014 restructuring plan to reduce operating expenses and increase operating margins. To date, $2.0 million has been recorded within other charges in conjunction with this restructuring plan. These charges are comprised of workforce reduction charges, office closure costs and network consolidation costs. This plan is complete with no further expected costs.

The following table shows the changes in the restructuring provision for the fiscal 2014 restructuring plan.

	Workforce Reduction	Office Closure Costs	Total
Balance at January 31, 2014	52	96	148
Accruals and adjustments	64	36	100
Cash draw downs	(116)	(99)	(215)
Foreign exchange	-	(8)	(8)
Balance at January 31, 2015	-	25	25

Prior Years’ Restructuring Plans

In prior years, management approved and began to implement certain restructuring plans to reduce operating expenses and increase operating margins. As at January 31, 2015, a balance of less than $0.1 million remains payable related to workforce reduction charges.